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                                                                    EXHIBIT 99.1

                    WELSH, CARSON, ANDERSON & STOWE IX, L.P.
                           320 Park Avenue, Suite 2500
                          New York, New York 10022-6815

                                                                October 17, 2004

EGL Holding Company
c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, NY 10022-6815

Select Medical Corporation
4716 Old Gettysburg Road
Mechanicsburg, PA 17055

                  Re: Contingency Letter Agreement

Ladies and Gentlemen:

            Reference is hereby made to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), by and among EGL Holding Company, a Delaware corporation ("Parent"), EGL Acquisition Corp., a Delaware corporation ("Acquisition"), and Select Medical Corporation, a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

            Welsh, Carson, Anderson & Stowe IX, L.P. ("WCAS IX") hereby agrees with Parent and the Company that, if, at any time on or after the date hereof and prior to the Effective Time, Parent and/or Acquisition shall have knowingly and willfully breached the Merger Agreement and the Company shall have terminated the Merger Agreement pursuant to Section 7.1(e) thereof, WCAS IX shall be obligated to make an equity contribution to Parent to satisfy such liability, which for administrative convenience shall be paid by WCAS IX directly to the Company, in the amount of $10,000,000 less any amounts paid by Parent pursuant to Section 5.3(b) of the Merger Agreement (the "Backstop Amount"). The Backstop Amount may be satisfied in whole or part by any other affiliate of Welsh, Carson, Anderson & Stowe ("WCAS") or any third party. Any payment contemplated by this paragraph shall be made on the day that the Company terminates the Merger Agreement pursuant to Section 7.1(e) thereof provided that
(i) the breach or failure to perform giving rise to such termination was a willful and knowing breach or failure to perform, (ii) the Company shall have executed and delivered a settlement agreement with WCAS IX and Parent with respect to the liability of WCAS IX under this letter agreement and the liability of Parent under Section 5.3(b) of the Merger Agreement and (iii) if the Company shall have filed a lawsuit, the Company shall have executed and delivered a stipulation of dismissal with prejudice thereof in form prepared by WCAS IX. WCAS IX further

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acknowledges and agrees that, consistent with and subject to the terms and conditions of this letter agreement, the obligation of WCAS IX hereunder to pay the Backstop Amount is absolute and unconditional.

            The Company covenants, agrees and acknowledges that: (i) for any claim asserted by the Company against WCAS IX (and/or any other affiliate of WCAS), including, without limitation, any claim that arises out of or relates in any way to the negotiation, entry into or terms of the Merger Agreement or this letter agreement or the transactions contemplated by either of them or the breach or claimed breach thereof, the Company shall be entitled to only a single recovery, and such recovery shall be limited to the Backstop Amount; (ii) such recovery shall be the Company's sole and exclusive remedy with respect to any such claim, and all other damages or remedies, at law or in equity (including provisional remedies) are waived; and (iii) it is the intent of the Company that the limitations imposed hereby on remedies and the measure of damages shall apply regardless of the theory or theories upon which recovery is sought. Any amounts paid by WCAS IX hereunder shall reduce any liability of Parent or Acquisition pursuant to the last sentence of Section 5.3(b) of the Merger Agreement.

            Notwithstanding anything that may be expressed or implied in the foregoing provisions of this letter agreement, Parent, Acquisition and the Company covenant, agree and acknowledge that no person or entity other than WCAS IX shall have any obligation hereunder and that, notwithstanding that WCAS IX is a partnership, no recourse hereunder shall be had against any other affiliate of WCAS, against any past, current or future officer, director, agent or employee of WCAS IX, against any past, current or future general or limited partner of WCAS IX or against any past, current or future director, officer, employee, general or limited partner, member, affiliate, heir, executor, administrator, trustee, successor or assign of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding or by virtue of any statute, regulation or other applicable Law, or otherwise. Without limiting the generality of the foregoing, it is expressly covenanted, agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise incurred by any past, current or future officer, agent or employee of WCAS IX, any past, current or future general or limited partner of WCAS IX or any past, current or future director, officer, employee, general or limited partner, member, affiliate, heir, executor, administrator, trustee, successor or assign of any of the foregoing, for any obligations of WCAS IX under this letter agreement or for any claim relating to, based on, in respect of or by reason of such obligations or their creation.

            This letter agreement shall terminate immediately, and be of no further force and effect, as of the Effective Time. This letter agreement shall survive any termination of the Merger Agreement.

            Each of WCAS IX, Parent and the Company covenants, agrees and acknowledges that: (i) this letter agreement may be executed in two or more counterparts (and may be delivered by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; (ii) this letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; (iii) nothing express or implied is intended to or shall confer upon any other Person any other right, benefit or remedy of any nature whatsoever relating to, under or by reason of this letter agreement; (iv) this letter agreement and all claims arising hereunder or relating hereto shall be governed by and

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construed and enforced in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of Laws thereof; (v) any claim arising under or relating to this letter agreement shall be brought exclusively in the state or federal courts sitting in New York, New York, the parties hereto irrevocably consent to the jurisdiction of those courts for such purpose, and such courts are agreed to be a convenient forum for such claims;
(vi) this letter agreement, together with the Merger Agreement and the other agreements executed in connection with the Merger Agreement on the date hereof and the Confidentiality Agreement between WCAS IX and the Company dated as of August 27, 2004, sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supercedes all prior written and oral agreements and understandings with respect thereto; (vii) this letter agreement may not be amended or modified in any way except by a writing signed by all of the parties hereto; and (viii) this letter agreement is validly entered into by the parties hereto, acting through their duly authorized signatories, and shall be binding upon the parties (and their respective successors and assigns) according to its terms.

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                                                     Very truly yours,

                                                     WELSH, CARSON, ANDERSON &
                                                       STOWE IX, L.P.

                                                     By WCAS IX Associates LLC
                                                          General Partner

                                                     By /s/ illegible
                                                        ----------------
                                                        Managing Member
Accepted and Agreed to By:

EGL HOLDING COMPANY

     By /s/ Eric J. Lee
       ----------------
       Name:  Eric J. Lee
       Title: Secretary


SELECT MEDICAL CORPORATION

     By /s/ Michael E. Tarvin
        ----------------------------
       Name:  Michael E. Tarvin
       Title: Senior Vice President